ARK 21 Shares Active Bitcoin Futures Strategy ETF

Consolidated Schedule of Investments

December 31, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 111.1%	Shares	Value
Money Market Funds - 52.4%
First American Government Obligations Fund - Class X, 4.41%(a)(b)	8,774,063	$8,774,063

U.S. Treasury Bills - 58.7%	Par
4.36%, 01/30/2025(c)(d)	$5,867,000	5,846,511
4.18%, 02/27/2025(c)(d)	4,025,000	3,998,552
		9,845,063
TOTAL SHORT-TERM INVESTMENTS (Cost $18,619,126)		18,619,126

TOTAL INVESTMENTS - 111.1% (Cost $18,619,126)		$18,619,126
Money Market Deposit Account - 15.6%(e)		2,608,792
Liabilities in Excess of Other Assets - (26.7%)(f)		(4,469,402)
TOTAL NET ASSETS - 100.0%		$16,758,516

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c)	The rate shown is the annualized effective yield as of December 31, 2024.
(d)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At December 31, 2024, the value of securities pledged amounted to $8,958,910.
(e)	The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2024 was 4.13%.
(f)	Includes assets and deposits with broker pledged as collateral for derivative contracts. At December 31, 2024, the value of these assets total $4,457,777.

ARK 21 Shares Active Bitcoin Futures Strategy ETF

Consolidated Schedule of Open Futures Contracts

December 31, 2024 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CME Bitcoin Futures	35	01/31/2025	$16,471,000	$(1,373,058)
CME Micro Bitcoin Futures	28	01/31/2025	263,536	(24,123)
Net Unrealized Appreciation (Depreciation)				$(1,397,181)

ARK 21 Shares Active Bitcoin Futures Strategy ETF

Consolidated Schedule of Open Reverse Repurchase Agreements

December 31, 2024 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
StoneX Financial, Inc.	6.00%	12/30/2024	01/03/2025	$(8,776,987)	$(8,774,063)
				$(8,776,987)	$(8,774,063)

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

ARK 21 Shares Active Bitcoin Futures Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	$8,774,063	$-	$-	$8,774,063
U.S. Treasury Bills	-	9,845,063	-	9,845,063
Total Investments	$8,774,063	$9,845,063	$-	$18,619,126

Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	$-	$(8,774,063)	$-	$(8,774,063)
Futures Contracts*	(1,397,181)	-	-	(1,397,181)
Total Other Financial Instruments	$(1,397,181)	$(8,774,063)	$-	$(10,171,244)

*	The fair value of the Fund’s investment represents the net unrealized appreciation (depreciation) as of December 31, 2024.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.

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